NMF Form N-SAR 10-31-2016
Exhibit For Item No. 77.O - RULE 10f-3
AFFILIATED UNDERWRITER SYNDICATE TRANSACTIONS

Adviser / Sub-Adviser
Amundi Smith Breeden LLC

Nationwide Fund
Nationwide Amundi Global High Yield Fund

Issuer Sunoco LP/Finance Corp

Underwriter/ Affiliated Participant Underwriter

Credit Suisse Securities (USA), LLC /Credit Agricole Indosuez
Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount

$140,000/$800,000,000
Commission or % of Offering 0% paid to affiliated underwriter

Purchase Date 04/04/2016

Adviser / Sub-Adviser

Amundi Smith Breeden LLC

Nationwide Fund
Nationwide Amundi Global High Yield Fund

Issuer Numericable-SFR SA

Underwriter/ Affiliated Participant Underwriter

J.P. Morgan Securities LLC /Credit Agricole SA/London
Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount

$1,655,000/$5,190,000,000
Commission or % of Offering 0% paid to affiliated underwriter

Purchase Date

04/06/2016

Adviser / Sub-Adviser

Amundi Smith Breeden LLC

Nationwide Fund
Nationwide Amundi Global High Yield Fund

Issuer

GLP Capital LP FIN II

Underwriter/ Affiliated Participant Underwriter

J.P. Morgan Securities LLC /Credit Agricole CIB

Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount

$155,000/$975,000,000
Commission or % of Offering 0.94% gross,
0% paid to affiliated underwriter

Purchase Date

04/11/2016

Adviser / Sub-Adviser

Amundi Smith Breeden LLC

Nationwide Fund
Nationwide Amundi Global High Yield Fund

Issuer
PNK Entertainment Inc.

Underwriter/ Affiliated Participant Underwriter

J.P. Morgan Securities LLC/Credit Agricole Securities (USA) Inc.

Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount

$120,000/$375,000,000
Commission or % of Offering
0% paid to affiliated underwriter

Purchase Date
04/12/2016

Adviser / Sub-Adviser

Amundi Smith Breeden LLC

Nationwide Fund
Nationwide Amundi Global High Yield Fund

Issuer Adient Global Holdings

Underwriter/ Affiliated Participant Underwriter

Barclays Bank PLC/Credit Agricole CIB
Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount

$1,630,000/$1,000,000,000
Commission or % of Offering

0% paid to affiliated underwriter

Purchase Date 08/05/2016

Adviser / Sub-Adviser

Amundi Smith Breeden LLC

Nationwide Fund
Nationwide Amundi Global High Yield Fund

Issuer
CSC Holdings LLC

Underwriter/ Affiliated Participant Underwriter

$950,000/$1,310,000,000
Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount

J.P. Morgan Securities LLC/Credit Agricole Securities USA Inc.
Commission or % of Offering
0% paid to affiliated underwriter

Purchase Date
09/09/2016

Adviser / Sub-Adviser

Amundi Smith Breeden LLC

Nationwide Fund
Nationwide Amundi Global High Yield Fund

Issuer

Hertz Holdings Netherlands

Underwriter/ Affiliated Participant Underwriter

BNP Paribas SA/Credit Agricole CIB
Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount

$645,000/$225,000,000
Commission or % of Offering
0% paid to affiliated underwriter

Purchase Date 09/13/2016

Adviser / Sub-Adviser

Amundi Smith Breeden LLC

Nationwide Fund
Nationwide Amundi Global High Yield Fund

Issuer Ziggo Secured Finance BV

Underwriter/ Affiliated Participant Underwriter

Credit Suisse Securities (USA), LLC/
Credit Agricole Securities USA, Inc.
Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount

$2,660,000/$2,000,000,000

Commission or % of Offering 0% paid to affiliated underwriter

Purchase Date

09/16/2016

Adviser / Sub-Adviser

Amundi Smith Breeden LLC

Nationwide Fund
Nationwide Amundi Global High Yield Fund

Issuer
Woori Bank

Underwriter/ Affiliated Participant Underwriter

HSBC Securities (USA) Inc./Credit Agricole CIB
Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount

$1,500,000/$500,000,000
Commission or % of Offering
0% paid to affiliated underwriter

Purchase Date
09/20/2016

Adviser / Sub-Adviser

Amundi Smith Breeden LLC

Nationwide Fund
Nationwide Amundi Global High Yield Fund

Issuer
Avis Budget Finance PLC

Underwriter/ Affiliated Participant Underwriter

Barclays Bank PLC /Credit Agricole SA/London

Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount

$695,000/$3,000,000,000
Commission or % of Offering
0% paid to affiliated underwriter

Purchase Date
09/21/2016

Adviser / Sub-Adviser

Amundi Smith Breeden LLC

Nationwide Fund
Nationwide Amundi Global High Yield Fund

Issuer
Groupe FNAC SA

Underwriter/ Affiliated Participant Underwriter

Societe Generale/Credit Agricole CIB

Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount

$440,000/$650,000,000

Commission or % of Offering 0% paid to affiliated underwriter

Purchase Date
09/21/2016

Adviser / Sub-Adviser

Amundi Smith Breeden LLC

Nationwide Fund
Nationwide Amundi Global High Yield Fund

Issuer
Cemex Finance LLC

Underwriter/ Affiliated Participant Underwriter

BNP Paribas SA/Credit Agricole SA/London
Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount

$730,000/$400,000,000
Commission or % of Offering

0% paid to affiliated underwriter

Purchase Date 06/08/2016

Adviser / Sub-Adviser

Amundi Smith Breeden LLC

Nationwide Fund
Nationwide Amundi Global High Yield Fund

Issuer Dynegy Inc.

Underwriter/ Affiliated Participant Underwriter

Morgan Stanley Senior Funding Inc./
Credit Agricole Corp and Inv Bank/NY

Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount

$600,000/$2,000,000,000
Commission or % of Offering
0% paid to affiliated underwriter

Purchase Date
06/22/2016

Adviser / Sub-Adviser

Amundi Smith Breeden LLC

Nationwide Fund

Nationwide Amundi Strategic Income Fund

Issuer
Sunoco LP/Finance Corp

Underwriter/ Affiliated Participant Underwriter

Credit Suisse Securities (USA), LLC/Credit Agricole Indosuez

Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount

$60,000/$800,000,000
Commission or % of Offering 0% paid to affiliated underwriter

Purchase Date
04/04/2016

Adviser / Sub-Adviser

Amundi Smith Breeden LLC

Nationwide Fund

Nationwide Amundi Strategic Income Fund

Issuer

Numericable-SFR SA

Underwriter/ Affiliated Participant Underwriter

J.P. Morgan Securities LLC/Credit Agricole SA/London
Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount

$255,000/$5,190,000,000
Commission or % of Offering

0% paid to affiliated underwriter

Purchase Date 04/06/2016

Adviser / Sub-Adviser

Amundi Smith Breeden LLC

Nationwide Fund

Nationwide Amundi Strategic Income Fund

Issuer GLP Capital LP / FIN II

Underwriter/ Affiliated Participant Underwriter

J.P. Morgan Securities LLC/Credit Agricole CIB
Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount

$60,000/$975,000,000
Commission or % of Offering
0.94% gross,
0% paid to affiliated underwriter

Purchase Date
04/11/2016

Adviser / Sub-Adviser

Amundi Smith Breeden LLC

Nationwide Fund

Nationwide Amundi Strategic Income Fund

Issuer PNK Entertainment Inc.

Underwriter/ Affiliated Participant Underwriter

J.P. Morgan Securities LLC/
Credit Agricole Securities (USA) Inc.
Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount

$30,000/$375,000,000

Commission or % of Offering 0% paid to affiliated underwriter

Purchase Date

04/12/2016

Adviser / Sub-Adviser

Amundi Smith Breeden LLC

Nationwide Fund

Nationwide Amundi Strategic Income Fund

Issuer Dynegy Inc.

Underwriter/ Affiliated Participant Underwriter

Morgan Stanley Senior Funding Inc./
Credit Agricole Corp and Inv Bank/NY
Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount

$250,000/$2,000,000,000
Commission or % of Offering 0% paid to affiliated underwriter

Purchase Date

06/22/2016

Adviser / Sub-Adviser

Amundi Smith Breeden LLC

Nationwide Fund

Nationwide Amundi Strategic Income Fund

Issuer Adient Global Holdings

Underwriter/ Affiliated Participant Underwriter

Barclays Bank PLC/Credit Agricole CIB
Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount

$200,000/$1,000,000,000
Commission or % of Offering
0% paid to affiliated underwriter

Purchase Date
08/05/2016

Adviser / Sub-Adviser

Amundi Smith Breeden LLC

Nationwide Fund

Nationwide Amundi Strategic Income Fund

Issuer Hertz Holdings Netherlands

Underwriter/ Affiliated Participant Underwriter

BNP Paribas SA/Credit Agricole CIB

Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount

$205,000/$225,000,000
Commission or % of Offering
0% paid to affiliated underwriter

Purchase Date
09/13/2016

Adviser / Sub-Adviser

Amundi Smith Breeden LLC

Nationwide Fund

Nationwide Amundi Strategic Income Fund

Issuer

Woori Bank

Underwriter/ Affiliated Participant Underwriter

HSBC Securities (USA) Inc./Credit Agricole CIB
Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount

$250,000/$500,000,000
Commission or % of Offering

0% paid to affiliated underwriter

Purchase Date
09/20/2016

Adviser / Sub-Adviser

Amundi Smith Breeden LLC

Nationwide Fund

Nationwide Amundi Strategic Income Fund

Issuer
Avis Budget Finance PLC

Underwriter/ Affiliated Participant Underwriter

Barclays Bank PLC/Credit Agricole SA/London
Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount

$110,000/$3,000,000,000
Commission or % of Offering 0% paid to affiliated underwriter

Purchase Date

09/21/2016

Adviser / Sub-Adviser

Amundi Smith Breeden LLC

Nationwide Fund

Nationwide Amundi Strategic Income Fund

Issuer Groupe FNAC SA

Underwriter/ Affiliated Participant Underwriter

Societe Generale/Credit Agricole CIB
Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount

$100,000/$650,000,000
Commission or % of Offering 0% paid to affiliated underwriter

Purchase Date

09/21/2016

Adviser / Sub-Adviser

Amundi Smith Breeden LLC

Nationwide Fund

Nationwide Amundi World Bond Fund

Issuer
Hess Corp

Underwriter/ Affiliated Participant Underwriter

J.P. Morgan Securities LLC/Credit Agricole CIB
Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount

$400,000/$1,000,000,000
Commission or % of Offering 0.65% gross,
0% paid to affiliated underwriter

Purchase Date

09/19/2016

Adviser / Sub-Adviser

Amundi Smith Breeden LLC

Nationwide Fund

Nationwide Amundi World Bond Fund

Issuer
Woori Bank

Underwriter/ Affiliated Participant Underwriter

HSBC Securities (USA) Inc./Credit Agricole CIB
Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount

$345,000/$500,000,000
Commission or % of Offering 0% paid to affiliated underwriter

Purchase Date

09/20/2016

Adviser / Sub-Adviser

BlackRock Investment Management, LLC

Nationwide Fund Nationwide Bond Index Fund

Issuer Barclays PLC (2026)

Underwriter/ Affiliated Participant Underwriter

Barclays Capital Inc./PNC Capital Markets LLC
Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount

$128,545,000/$1,250,000,000

Commission or % of Offering 0.450%

Purchase Date 05/05/2016

Adviser / Sub-Adviser

BlackRock Investment Management, LLC

Nationwide Fund Nationwide Bond Index Fund

Issuer The Southern Company (2026)

Underwriter/ Affiliated Participant Underwriter

Citigroup Global Markets Inc./PNC Capital Markets LLC
Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount

$100,000,000/$1,750,000,000

Commission or % of Offering 0.650%

Purchase Date

05/19/2016

Adviser / Sub-Adviser

BlackRock Investment Management, LLC

Nationwide Fund Nationwide Bond Index Fund

Issuer
Teva Pharmaceutical Finance Netherlands (2026)

Underwriter/ Affiliated Participant Underwriter

Barclays Capital Inc./PNC Capital Markets LLC
Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount

$80,000,000/$3,500,000,000

Commission or % of Offering
0.450%

Purchase Date 07/18/2016

Adviser / Sub-Adviser

BlackRock Investment Management, LLC

Nationwide Fund Nationwide Bond Index Fund

Issuer Wells Fargo & Company (2026)

Underwriter/ Affiliated Participant Underwriter

Wells Fargo Securities, LLC/PNC Capital Markets LLC

Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount

$146,289,000/$3,000,000,000

Commission or % of Offering
0.450%

Purchase Date 04/15/2016

Adviser / Sub-Adviser HighMark Capital Management, Inc.

Nationwide Fund
Nationwide HighMark Bond Fund

Issuer

AbbVie 3.20% 05/14/2026

Underwriter/ Affiliated Participant Underwriter

JP Morgan Securities / Mitsubishi UFJ Securities
Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount

$7,000,000/ $2,000,000,000

Commission or % of Offering 0.45%

Purchase Date 05/09/2016

Adviser / Sub-Adviser HighMark Capital Management, Inc.

Nationwide Fund
Nationwide HighMark Bond Fund

Issuer Cox Communications, Inc. 3.35% 09/15/2026

Underwriter/ Affiliated Participant Underwriter

Wells Fargo Securities / Mitsubishi UFJ Securities

Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount

$5,000,000 / $1,000,000,000

Commission or % of Offering NA (144a)

Purchase Date

09/08/2016

Adviser / Sub-Adviser HighMark Capital Management, Inc.

Nationwide Fund
Nationwide HighMark Bond Fund

Issuer
Gilead Sciences, Inc. 2.95% 03/01/2027

Underwriter/ Affiliated Participant Underwriter

JP Morgan Securities / Mitsubishi UFJ Securities
Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount

$15,000,000 / $1,250,000,000

Commission or % of Offering 0.45%

Purchase Date
09/15/2016

Adviser / Sub-Adviser HighMark Capital Management, Inc.

Nationwide Fund

Nationwide HighMark Short Term Bond Fund

Issuer Walgreens Boots Alliance 1.75% 05/30/2018

Underwriter/ Affiliated Participant Underwriter

Bank of America Merrill Lynch/Mitsubishi UFJ Securities
Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount

$1,000,000/$1,250,000,000

Commission or % of Offering
0.20%

Purchase Date
05/26/2016

Adviser / Sub-Adviser HighMark Capital Management, Inc.

Nationwide Fund

Nationwide HighMark Short Term Bond Fund

Issuer Mylan 2.50% 06/07/2019

Underwriter/ Affiliated Participant Underwriter

Deutsche Bank Securities/Mitsubishi UFJ Securities
Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount

$2,000,000/$1,000,000,000

Commission or % of Offering (144A)

Purchase Date

05/31/2016

Adviser / Sub-Adviser HighMark Capital Management, Inc.

Nationwide Fund

Nationwide HighMark Short Term Bond Fund

Issuer Hyundai Auto Receivables Trust 2016-B 1.29% 04/15/2021

Underwriter/ Affiliated Participant Underwriter

JP Morgan Securities / Mitsubishi UFJ Securities
Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount

$10,500,000/$1,204,220,000

Commission or % of Offering 0.22%

Purchase Date
09/14/2016

Adviser / Sub-Adviser HighMark Capital Management, Inc.

Nationwide Fund

Nationwide HighMark Short Term Bond Fund

Issuer
Kroger 1.50% 09/30/2019

Underwriter/ Affiliated Participant Underwriter

Citigroup/Mitsubishi UFJ Securities
Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount

$5,000,000/$500,000,000

Commission or % of Offering
0.35%

Purchase Date 09/26/2016

Adviser / Sub-Adviser HighMark Capital Management, Inc.

Nationwide Fund

Nationwide HighMark Short Term Bond Fund

Issuer
PACCAR 1.20% 08/12/2019

Underwriter/ Affiliated Participant Underwriter

Wells Fargo Securities / Mitsubishi UFJ Securities
Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount

$3,000,000/$250,000,000

Commission or % of Offering
0.20%

Purchase Date
08/04/2016

Adviser / Sub-Adviser UBS Asset Management
(formerly, UBS Asset Management (Americas) Inc.)

Nationwide Fund
Nationwide High Yield Bond Fund

Issuer
NBTY, Inc. 144A 7.625% due 05/15/2021

Underwriter/ Affiliated Participant Underwriter

Barclays Capital Inc./UBS Investment Bank

Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount

$75,000 (Nationwide)/$1,075,000,000

Commission or % of Offering 1.5%

Purchase Date
04/21/2016

Adviser / Sub-Adviser
UBS Asset Management
(formerly, UBS Asset Management (Americas) Inc.)

Nationwide Fund

Nationwide High Yield Bond Fund

Issuer

MPH Acquisition Holdings 144A 7.125% due 06/01/2024

Underwriter/ Affiliated Participant Underwriter

Goldman Sachs & Co./UBS Investment Bank
Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount

$60,000 (Nationwide)/$1,100,000,000

Commission or % of Offering
2.25%

Purchase Date 05/25/2016

Adviser / Sub-Adviser
UBS Asset Management
(formerly, UBS Asset Management (Americas) Inc.)

Nationwide Fund
Nationwide High Yield Bond Fund

Issuer Sirius XM Radio Inc. 144A 5.375% due 07/15/2026

Underwriter/ Affiliated Participant Underwriter

JPMorgan Securities, Inc./US Bancorp

Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount

$25,000 (Nationwide)/$1,000,000,000

Commission or % of Offering
1.125%

Purchase Date
05/18/2016

Adviser / Sub-Adviser
UBS Asset Management
(formerly, UBS Asset Management (Americas) Inc.)

Nationwide Fund
Nationwide High Yield Bond Fund

Issuer

Vereit Operating Partnership, L.P. 4.875% due 01/06/2026

Underwriter/ Affiliated Participant Underwriter

JPMorgan Securities, Inc./US Bancorp
Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount

$50,000 (Nationwide)/$600,000,000

Commission or % of Offering
1.25%

Purchase Date 05/18/2016

Adviser / Sub-Adviser
UBS Asset Management
(formerly, UBS Asset Management (Americas) Inc.)

Nationwide Fund
Nationwide High Yield Bond Fund

Issuer
Antero Midstream Part 5.375% due 09/15/2024

Underwriter/ Affiliated Participant Underwriter

JPMorgan Securities, Inc./US Bancorp
Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount

$30,000 (Nationwide)/$650,000,000

Commission or % of Offering 1.375%

Purchase Date

09/08/2016

Adviser / Sub-Adviser
UBS Asset Management
(formerly, UBS Asset Management (Americas) Inc.)

Nationwide Fund
Nationwide High Yield Bond Fund

Issuer

Boise Cascade Company 5.625% due 09/01/2024

Underwriter/ Affiliated Participant Underwriter

Wells Fargo Securities LLC/US Bancorp

Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount

$50,000 (Nationwide)/$350,000,000

Commission or % of Offering 1.375%

Purchase Date
08/16/2016

Adviser / Sub-Adviser
UBS Asset Management
(formerly, UBS Asset Management (Americas) Inc.)

Nationwide Fund
Nationwide High Yield Bond Fund

Issuer

Hilton Escrow, LLC/Corp 4.25% due 09/01/2024

Underwriter/ Affiliated Participant Underwriter

Bank of America NA / US Bancorp
Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount

$50,000 (Nationwide) / $1,000,000,000

Commission or % of Offering
1.75%

Purchase Date
08/08/2016

Adviser / Sub-Adviser
UBS Asset Management
(formerly, UBS Asset Management (Americas) Inc.)

Nationwide Fund
Nationwide High Yield Bond Fund

Issuer

Holly Energy Partners LP 6.000% due 08/01/2024

Underwriter/ Affiliated Participant Underwriter

Citigroup Global Markets / US Bancorp
Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount

$33,000 (Nationwide) / $400,000,000

Commission or % of Offering
1.500%

Purchase Date
07/13/2016

Adviser / Sub-Adviser
UBS Asset Management
(formerly, UBS Asset Management (Americas) Inc.)

Nationwide Fund
Nationwide High Yield Bond Fund

Issuer

PDC Energy Inc. 144A 6.125% due 09/15/2024

Underwriter/ Affiliated Participant Underwriter

JPMorgan Securities, Inc. / US Bancorp

Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount

$45,000 (Nationwide) / $400,000,000

Commission or % of Offering 1.75%

Purchase Date

09/12/2016

Adviser / Sub-Adviser
UBS Asset Management
(formerly, UBS Asset Management (Americas) Inc.)

Nationwide Fund
Nationwide High Yield Bond Fund

Issuer

Post Holdings Inc.  5.000% due 08/15/2026

Underwriter/ Affiliated Participant Underwriter

Barclays Capital Inc. / UBS Investment Bank

Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount

$132,000 (Nationwide) / $1,750,000,000

Commission or % of Offering
1.000%

Purchase Date 07/25/2016

Adviser / Sub-Adviser
UBS Asset Management
(formerly, UBS Asset Management (Americas) Inc.)

Nationwide Fund
Nationwide High Yield Bond Fund

Issuer
Rivers Pittsburgh LP 6.125% due 08/15/2021

Underwriter/ Affiliated Participant Underwriter

Goldman Sachs & Co. / US Bancorp

Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount

$16,000 (Nationwide) / $415,000,000

Commission or % of Offering
1.500%

Purchase Date 07/14/2016

Adviser / Sub-Adviser
UBS Asset Management
(formerly, UBS Asset Management (Americas) Inc.)

Nationwide Fund
Nationwide High Yield Bond Fund

Issuer

Targa Resources  5.125% due 02/01/2025

Underwriter/ Affiliated Participant Underwriter

Wells Fargo Securities LLC / US Bancorp

Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount

$50,000 (Nationwide) / $500,000,000

Commission or % of Offering
0.75%

Purchase Date 09/22/2016

Adviser / Sub-Adviser
UBS Asset Management
(formerly, UBS Asset Management (Americas) Inc.)

Nationwide Fund
Nationwide High Yield Bond Fund

Issuer

Valvoline Finco Two LLC 5.500% due 07/15/2024

Underwriter/ Affiliated Participant Underwriter

Citigroup Global Markets / US Bancorp
Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount

$16,000 (Nationwide) / $375,000,000

Commission or % of Offering
1.25%

Purchase Date 07/13/2016

Adviser / Sub-Adviser
UBS Asset Management
(formerly, UBS Asset Management (Americas) Inc.)

Nationwide Fund
Nationwide High Yield Bond Fund

Issuer PTC Inc. 6.000% due 05/15/2024

Underwriter/ Affiliated Participant Underwriter

JPMorgan Securities, Inc. / US Bancorp
Aggregate Principal Purchase Amount/
Aggregate Principal Offering Amount

$25,000 (Nationwide) / $500,000,000

Commission or % of Offering 0.875%

Purchase Date
05/04/2016

1